UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 4, 2004


                             First Financial Bancorp
             ______________________________________________________
             (Exact name of registrant as specified in its charter)


         California                    0-12499                 94-28222858
____________________________         ___________          ______________________
(State or other jurisdiction         (Commission              (IRS Employer
     of incorporation)                File No.)           Identification Number)


        First Financial Bancorp
  701 South Ham Lane, Lodi, California                                  95242
________________________________________                              __________
(Address of principal executive offices)                              (Zip Code)


                                 (209)-367-2000
              ____________________________________________________
              (Registrant's telephone number, including area code)


                                       N/A
          _____________________________________________________________
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 8.01         OTHER EVENTS

                  On November 4, 2004 the registrant issued the press release attached to this report as exhibit 99 and incorporated herein by reference.


ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

(c)      EXHIBITS.


                  The exhibit to this report is incorporated by reference to the exhibit index which is attached hereto.









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


                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:   November 4, 2004                     First Financial Bancorp


                                             By: /s/ ALLEN R. CHRISTENSON
                                                 _______________________________
                                             Name:   Allen R. Christenson
                                                     Executive Vice President
                                                     Chief Financial Officer









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


                                  EXHIBIT INDEX


EXHIBIT NO.                         DESCRIPTION

     99           Press release issued by the registrant on November 4, 2004









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